UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2006

Pinnacle Value Fund Annual Report                                                                             Dec. 31, 2006

Dear Fellow Shareholders,

Common stocks of all shapes and sizes did well in 2006 aided by solid corporate earnings, relatively low interest rates and unemployment, excess global liquidity and robust merger and acquisition activity. Both the S&P 500 and Russell 2000 (our benchmark) ended the year at record highs. Investor sentiment remains strong, complacency runs high, and appetites for risk (as evidenced by historically low credit spreads) continue unabated. Speculation remains rampant with margin debt near historical levels. Whether this continues to support current valuations remains to be seen. The economy appears to be slowing and the Fed remains concerned about higher inflation, neither of which are good for equities. We shall see.

As can be seen from the box scores below we had a respectable year but did not beat “the market”.

Total Return                                                                                               2006      2005     2004      2003*

Pinnacle Value Fund**                                                                              13.2%     8.5%    19.6%    13.7%

Russell 2000**                                                                                           18.4        4.6       18.3        47.5

S&P 500**                                                                                                 15.8%     4.9%    10.9%    28.7%

*Inception April 1, 2003. ** Includes dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or share redemptions held in taxable accounts.

We ended the year 47% invested and averaged about 48% invested for the year. The large amount of cash hurt our performance in a rising market but will cushion the impact of a falling one. The high cash levels can be attributed to our harvesting about $1.5 million of net gains on some larger positions . The Fund also benefited from an expanded investor base ending the year with $30.7 million in net assets vs. $17.2 million a year ago. While we are grateful for both developments, we were unable to deploy the cash as quickly as it accumulated.  The Russell 2000 had a brief 8% correction in the early summer allowing us to put some cash to work, but not enough. Please remember that being fully invested is a function of price, not time.

Occasionally we’ll have years like we did in 2006, trailing the benchmarks while still solidly in the black. As you know, our goal is to match the Russell 2000 in rising markets and significantly outperform it in flat or declining markets. An analysis of the Russell’s 2006 performance shows the component stocks that did best were those with larger market caps, high price to book and price earnings ratios, and low dividend yields. Those of you who have been with us for awhile know that we prefer small and micro-cap stocks trading at low price to book and price earnings ratios with reasonable dividend yields. We made no big bets on natural resources or precious metals and were generally out of touch with what was popular in 2006.

The Fund employs a bottom up stock selection process and invests in securities without regard to benchmark comparisons. We invest for long-term results in solid companies with strong balance sheets run by competent and ethical managers.  We are geared towards preserving capital, limiting risk and buying at a big enough discount to provide a reasonable margin of safety to protect from losses of unforeseen events.

Because we lag the indices in a given year doesn’t mean we have lost our ability to find “bargains” or that our positions have ceased to be recognized by the rest of the investing world in the long run.  We are constantly searching for companies selling at significant discounts to underlying earnings power or asset values. We examine many lumps of coal to find a few diamonds of which there are few these days.

Rapid Response Investing

One hot and humid afternoon last July, we became aware of a large block of New Horizons Worldwide (NEWH) an Anaheim, CA based provider of Information Technology (IT) training classes to individual and corporate customers. We’d done some work a few years back but NEWH was off our radar screen. Their growth by acquisition strategy faltered in the wake of the IT slowdown and subsequent write-offs had decimated shareholder equity.  A key director left, the current CEO was about to leave and accounting irregularities had prevented timely SEC filings since 2004.  The share price fell from  $25 to about $.90.

As sometimes happens in these situations, a large institution wanted out and was prepared to sell at a steep discount to market within the next few days. We had to decide quickly and knew the following:

1. Founded in 1982, NEWH had been around for many years and was a recognized name in IT training that continued to earn industry awards despite it’s current situation.

2. Before running into trouble, NEWH earned good money on  robust sales of $140-160 million/year.

3. Headquarters answered the phone- they were still in business!

Still, we had no current financials, no idea of how the current business was doing and not a lot of time.

At this point we took three actions:

1. Brought our files up to date by reviewing industry literature, web-sites and Annual Reports/SEC filings of comparable IT training companies.  We learned  other industry players also suffered during the downturn but long-term prospects were good, especially for those with an overseas presence, like NEWH.

2. Visited NEWH’s New York City operation and met with a sales manager who gave us an in depth  tour. Even on a summer afternoon the place was buzzing with eager students. We also visited the offices of 3 competitors- 2 were closed with no classes occurring and the third was open but was very quiet.

3.  Spoke with current CEO Tom Bresnan about company prospects. Tom answered our questions intelligently and honestly. He painted a picture of a company that was below breakeven after suffering a significant industry downturn and whose problems were compounded by accounting irregularities but no fraud. On the plus side, the business and management team were largely intact, progress was being made on curing financial irregularities and bringing the financials current, and a new CEO would soon be hired to move NEWH forward. Tom’s job of downsizing NEWH was almost done and he was ready to move on

Upon hanging up with Tom, we concluded the following:

1. NEWH had a viable business and behind the scenes things were getting better. A new strategy of migrating business from company owned centers to franchisee operations made sense from both profitability and capital allocation viewpoints. Currently, NEWH has 280+ training centers in 56 countries,

2. NEWH was priced as if they were going out of business and this wasn’t the case.

3. At the anticipated purchase price, we felt the risk-reward ratio was in our favor.

So, despite NEWH’s many problems, we bought a block of stock at $.56/share. Since then, NEWH filed its 2004 & 2005 audited financials ( 06 shortly), lined up some much needed financing to replenish the balance sheet and hired a dynamic and experienced CEO, Mark Miller who hit the ground running.  At yearend, we had  a modest gain. NEWH is not out of woods yet- financials must be filed and profitable business generated. But they’re off to a good start and we’re optimistic about their future prospects.

By now you should have received your Dec. 31 statement. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write. Thanks for your continued support and enthusiasm.

John E. Deysher                                                                                                            Pinnacle Value Fund

President and Portfolio Manager                                                                               1414 Sixth Ave.-900

212-508-4537                                                                                                                 New York, NY 10019

TOP 10 POSITIONS	% net assets

1. Conrad Ind.- Gulf of Mexico ship building & repair	7.1
2. WHX Corp. - Bankruptcy reorganization Handy & Harman	4.5
3. MVC Capital - Business Development Co.	4.1
4. Cadus - Cash rich shell with large NOL carry forwards	2.4
5. Technology Sols. Strategic & IT consulting to Fortune 1000	2.1
6. United Capital- Net leased real estate, automotive components	1.9
7. BKF Capital- Cash rich shell with large NOL carry forwards	1.9
8. New Horizons- IT training centers	1.5
9. Meade Instruments- Telescopes, binoculars, rifle scopes	1.5
10. Argan- Nutraceuticals, power plant construction	1.5
Total	28.5%

TOP 5 WINNERS (unrealized & realized gains)

1. Conrad Industries                                                                                      $1,514,550

2.  Argan                                                                                                            315,850

3.  MVC Capital                                                                                                250,740

4.  New Horizons  Worldwide                                                                           236,000

5. United Retail Group                                                                                      153,440

                                                                                               Total              $2,470,580

TOP 5 SINNERS (unrealized & realized losses)

1. LEAP put options                                                                                        $375,500

2. Quaker Fabric                                                                                                150,830

3. BKF Financial                                                                                                125,010

4. Delta Woodside                                                                                              110,100

5. American Locker Group                                                                                107,240

                                                                                                    Total             $868,680

SECURITY CLASSIFICATIONS

1. Cash & equivalents                                                                                  $16,237,200

2. Industrial goods & services                                                                          4,687,700

3. Conglomerates                                                                                              3,047,800

4. Consumer goods & services                                                                         2,278,400

5. Financial Services/ Insurance                                                                       2,097,700

6. Business Development Cos.                                                                         1,629,800

7. Auction market preferreds                                                                               300,000

8. LEAP put options                                                                                            298,800

                                                                                                   Total           $30,577,400

 AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2006

	1 Year	Since Inception
Pinnacle Value Fund	13.23%	14.68%
Russell 2000 Index	17.00%	22.78%

Pinnacle Value Fund
Russell 2000 Index
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
0
$21,607
$16,719
4/1/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
3/31/2006
9/30/2006

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
				December 31, 2006
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Air Transportation, Scheduled
11,700	Airnet Systems*	$ 36,902	$ 34,632	0.11%

Apparel/Footwear/Components
16,300	RG Barry*	26,471	118,338
200	Velcro Industries NV	2,449	2,826
		28,920	121,164	0.40%
Beverages & Food
13,700	Farmer Brothers	274,862	292,495
50,000	Pyramid Brewery *	92,773	153,500
		367,635	445,995	1.46%
Business Development Cos.
150,130	Brantley Capital Corp. *	401,812	375,325
93,900	MVC Capital	837,204	1,254,504
		1,239,016	1,629,829	5.33%
Conglomerate
70,268	Argan, Inc. *	328,082	456,039
80,400	Regency Affiliates *	470,074	442,200
19,800	United Capital Corp.	420,350	584,694
159,972	WHX Corp. *	1,408,292	1,351,763
17,400	McRae Industries	194,930	213,150
		2,821,728	3,047,846	9.97%
Consumer Goods

Electric Housewares & Fans
2,200	National Presto Industries, Inc.	89,068	131,714	0.43%

Financial Services
172,500	BKF Capital Group, Inc.*	702,890	577,875
457,840	Cadus Corp. *	731,326	732,544
88,500	Cosine Comm.*	214,095	293,820
60,000	Dynabazaar *	18,786	18,000
68,500	Kent Financial Services, Inc. *	152,648	161,660
128,189	LQ Corp. *	200,497	144,854
31,250	Novoste *	91,299	84,375
6,850	Webfinancial Corp. *	62,599	84,598
		2,174,140	2,097,726	6.86%

Furniture & Fixtures
1,500	Burnham Holdings	25,627	24,900
13,900	Reconditioned Systems	24,981	67,415
		50,608	92,315	0.30%

Industrial Instruments For Measurement, Display, and Control
75,100	Electronic Sensors	307,988	390,520	1.28%

IT Services
400,000	New Horizons Worldwide Inc.*	224,000	460,000
91,000	Technology Solutions Company *	748,882	626,990
		972,882	1,086,990	3.55%
Healthcare Products/Equipment
21,600	Allied Healthcare Products, Inc. *	106,121	111,672	0.37%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	335,820	1.10%

Optical Instruments & Lenses
233,100	Meade Instruments Corp.*	$ 473,463	$ 459,207
3,000	Refac Optical*	14,856	12,000
		488,319	471,207	1.54%
Plastic Products
86,400	Peak International, Ltd. *	246,359	252,288	0.83%

Primary Smelting & Refining of Nonferrous Metals
1,000	Blue Earth Refineries *	1	1,950	0.01%

Ship & Boat Building & Repairing
353,722	Conrad Industries, Inc. *	621,134	2,157,704	7.06%

Real Estate Investment Trusts
30	USA Real Estate Investors Trust	14,490	15,750	0.05%

Telecommunications
140,400	NMS Communications*	248,151	287,820	0.94%

Textile Mill Products
1,300	International Textil Group, Inc.	17,784	16,055
237,800	Quaker Fabric *	607,647	280,604
		625,431	296,659	0.97%

Total for Common Stock		$ 10,898,442	$ 13,009,601	42.55%

Auction Market Preferreds
4	Advent Claymore Conv. Sec. Inc. Fund Pfd - M7	100,000	100,000
4	Pioneer High Income Trust Pfd - M	100,000	100,000
4	Western Asset Premium Bond Fund Pfd - M	100,000	100,000

Total for Auction Market Preferred Stock		$ 300,000	$ 300,000	0.98%

Convertible Preferreds
26,500	Ameritrans Capital Corp. Pfd	308,229	332,840
46,854	Aristotle Corp. Convertible Pfd - I	368,266	393,574

Total for Convertible Preferred Stock		$ 676,495	$ 726,414	2.38%

Put Contracts
24,000	Financial Select Sector Jan '08 *	120,960	28,800
37,500	Financial Select Sector Jan '09 *	124,313	67,500
23,000	Ishares Russell 2000 Index Jan '07 *	118,023	1,150
19,500	Ishares Russell 2000 Index Jan '08 *	267,875	120,315
6,000	Ishares Russell 2000 Index Jan '09 *	111,900	81,000

Total for Put Contracts		$ 743,071	$ 298,765	0.98%

SHORT TERM INVESTMENTS
Money Market Fund
16,237,206	First American Government Obligation Fund Cl Y 5.27% **	16,237,206	16,237,206	53.10%

Total for Short Term Investments		$ 16,237,206	$ 16,237,206	53.10%

	Total Investments	$ 28,855,214	$ 30,571,986	99.98%

	Other Assets less Liabilities		5,393	0.02%

	Net Assets		$ 30,577,379	100.00%

* Non-Income producing securities.
** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investment Securities at Market Value	$ 30,571,986
(Identified Cost $ 28,855,214)
Cash	25,743
Receivables:
Dividends and Interest	81,121
Receivable for Fund shares sold	153,380
Total Assets	30,832,230
Liabilities:
Payables:
Advisory Fee Payable	241,091
Accrued Expenses	13,760
Total Liabilities	254,851
Net Assets	$ 30,577,379
Net Assets Consist of:
Paid-In Capital	$ 28,416,302
Accumulated Realized Gain on Investments - Net	444,305
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	1,716,772
Net Assets	$ 30,577,379
Net Asset Value and Redemption Price
Per Share ($30,577,379/2,216,513 shares outstanding) , no par value, unlimited
shares authorized	$ 13.80

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2006

Investment Income:
Dividends	$ 147,951
Interest	551,410
Total Investment Income	699,361
Expenses: (Note 2)
Investment Advisor Fees	269,005
Transfer Agent & Fund Accounting Fees	30,300
Legal Fees	2,684
Audit Fees	11,500
Insurance Fees	8,786
Printing & Mailing Fees	3,575
Trustee Fees	4,284
Custodial Fees	7,761
Registration Fees	5,878
Miscellaneous Fees	3,770
Total Expenses	347,543
Reimbursed Expenses	(27,914)
Net Expenses	319,629

Net Investment Income	379,732

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	1,659,658
Change in Unrealized Appreciation on Investments	707,340
Net Realized and Unrealized Gain on Investments	2,366,998

Net Increase in Net Assets from Operations	$ 2,746,730

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2006	12/31/2005
From Operations:
Net Investment Income	$ 379,732	$ 136,946
Net Realized Gain on Investments	1,659,658	732,848
Net Unrealized Appreciation	707,340	198,633
Increase in Net Assets from Operations	2,746,730	1,068,427
From Distributions to Shareholders:
Net Investment Income	(379,732)	(114,713)
Net Realized Gain from Security Transactions	(1,398,446)	(899,591)
Return of Capital	(155,702)	0
	(1,933,880)	(1,014,304)
From Capital Share Transactions:
Proceeds From Sale of Shares	11,244,078	8,629,713
Shares issued in Reinvestment of Dividends	1,868,569	960,226
Cost of Shares Redeemed	(523,604)	(101,127)
Net Increase from Shareholder Activity	12,589,043	9,488,812

Net Increase in Net Assets	13,401,893	9,542,935

Net Assets at Beginning of Year	17,175,486	7,632,551
Net Assets at End of Year (a)	$ 30,577,379	$ 17,175,486

Share Transactions:
Issued	806,413	650,949
Reinvested	135,600	73,807
Redeemed	(37,217)	(7,535)
Net increase in shares	904,796	717,221
Shares outstanding beginning of Year	1,311,717	594,496
Shares outstanding end of Year	2,216,513	1,311,717

(a) Includes undistributed net investment income of $0 at December 31, 2006 and $22,233 at December 31, 2005.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	4/1/2003*
	Ended	Ended	Ended	to
	12/31/2006	12/31/2005	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 13.09	$ 12.84	$ 11.27	$ 10.00
Net Investment Income (Loss) **	0.24	0.15	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	1.49	0.94	2.23	1.46
Total from Investment Operations	1.73	1.09	2.21	1.37

Distributions from Net Investment Income	(0.20)	(0.10)	0.00	0.00
Distributions from Capital Gains	(0.74)	(0.74)	(0.64)	(0.10)
Distributions from Return of Capital	(0.08)	0.00	0.00	0.00
	(1.02)	(0.84)	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 13.80	$ 13.09	$ 12.84	$ 11.27

Total Return	13.23%	8.53%	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 30,577	$ 17,175	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.62%	1.90%	2.17%	4.00%
Ratio of Net Income (Loss) to Average Net Assets	1.64%	0.68%	(0.54)%	(3.38)%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.79%	1.78%
Ratio of Net Income (Loss) to Average Net Assets	1.77%	1.10%	(0.16)%	(1.16)%

Portfolio Turnover Rate	29.44%	27.88%	71.66%	68.44%

* Commencement of operations.
** Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired,or which are within 60 days of maturity, are valued by using the amortized cost method.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years starting after Nov. 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Interpretation is to be implemented no later than June 29, 2007 and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year end Dec. 31, 2006, the Fund decreased undistributed ordinary income by $10,639, increased accumulated realized gain on investments by $192,601 and decreased paid in capital by $181,962.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year end Dec. 31, 2006, $1,368 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year end Dec. 31, 2006, Adviser earned $269,005 in Advisor fees of which the Adviser waived $27,914.  At Dec. 31, 2006 the Fund owed the Adviser a net fee of $241,091. An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through Dec. 31, 2006.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At Dec. 31, 2006, the cumulative unreimbursed amount paid or waived by Adviser on behalf of the Fund is $102,389.  Adviser may recapture $22,883 no later than Dec. 31, 2007, $51,592 no later than Dec. 31, 2008, and $27,914 no later than Dec. 31, 2009.

4.)

PURCHASES AND SALES OF SECURITIES

For the year end Dec. 31, 2006, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $7,036,343 and $3,062,275 respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in the event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs. Written and purchased options are non-income producing securities.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the years ended Dec 31, 2006 and 2005 are as follows:

	2006	2005
Net Investment Income	$ 379,732	$114,713
Long Term Capital Gain	$ 1,398,446	$899,591

       Return of Capital                                                $155,702                            $          0

At Dec. 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $28,410,909

Gross tax unrealized appreciation                                                                       $3,196,850

Gross tax unrealized depreciation                                                                       (1,035,773)

Net tax unrealized appreciation                                                                             2,161,077

Undistributed ordinary income                                                                                           0

Accumulated realized gain on investments –net                                                                 0

Accumulated Earnings                                                                                        $2,161,077

    PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2006, are available without charge upon request by calling 877-369-3705 or visiting  www.pinnaclevaluefund.com or www.sec.gov.

    QUARTERLY PORTFOLIO HOLDINGS (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (51)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (73)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (51)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (41)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

EXPENSE ILLUSTRATION

DECEMBER 31, 2006

Expense Example

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2006	December 31, 2006	July 1,2006 to December 31, 2006

Actual	$1,000.00	$1,051.91	$7.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.69	$.7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period ended December 31, 2006 and the period April 1, 2003 (commencement of operations) to December 31, 2003.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the three years in the period  ended December 31, 2006 and the period April 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 5, 2007

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant  does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/06      FYE 12/31/05

Audit fees                                                                                    $10,000                   $9,000

Tax fees                                                                                         $2,500                   $2,500

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/06    FYE 12/31/05

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits attached hereto.

(a) Code of Ethics-Principal executive officers.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: Feb. 28, 2007